AGREEMENT


                                  BY AND AMONG

                                       the

                           THE TRANSLATION GROUP, LTD.

                                       and

                        EDOUARD PRISSE AND d'AVENNES B.V.










                              Dated: June 30, 1997

                                TABLE OF CONTENTS
                                                                                      PAGE NO.
               ARTICLE 1...........................................................DEFINITIONS

               ARTICLE 2.....................................................TERMS OF EXCHANGE
               2.1      Obligation to Exchange...............................................3
               2.2      Exchange of Shares...................................................3
               2.3      Lock-Up Periods......................................................3
               2.4      Management of the Word House Entities................................4
               2.5      Management of TTGL...................................................4

               ARTICLE 3....................................................EXCHANGE CLOSING 3
                                                                            ----------------
               ARTICLE 4.               REPRESENTATIONS AND WARRANTIES BY
               D'AVENNES ....................................................................4
               4.1      Organization, Structure and Standing.................................4
               4.2      Capitalization.......................................................5
               4.3      Ownership of Shares..................................................5
               4.4      Corporate Records....................................................5
               4.5      Authority............................................................6
               4.6      Judgments, Agreements or Court Orders................................6
               4.7      Loans and Obligations................................................6
               4.8      Commercial Activity..................................................6
               4.9      Absence of Changes...................................................7
               4.10     Taxes................................................................7
               4.11     Properties...........................................................7
               4.12     Assets...............................................................7
               4.13     Litigation...........................................................8
               4.14     Agreements...........................................................8
               4.15     Competing Interests..................................................8
               4.16     Pension or Benefit Plans.............................................8
               4.17     Collective Bargaining Agreements.....................................9
               4.18     Patents, Trademarks, etc.............................................9
               4.19     Compliance with Law..................................................9
               4.20     Brokers .............................................................9
               4.21     Financial Statements.................................................9
               4.22     Employees...........................................................10
               4.23     Key Persons, Key Independent Contractors and Key Entities ..........10
               4.24     Key Customers.......................................................10
               4.25     Key Suppliers.......................................................10
               4.26     Insurance...........................................................11
               4.27     Contracts...........................................................11
               4.28     Disclosure..........................................................12
               4.29     Changes to Schedules................................................12

               ARTICLE 5.REPRESENTATIONS AND WARRANTIES BY TTGL
               5.1      Organization and Standing...........................................13
               5.2      Capitalization......................................................13
               5.3      Authority...........................................................13
               5.4      Absence of Changes..................................................13
               5.5      Approvals...........................................................13
               5.6      Litigation..........................................................13
               5.7      TTGL Shares.........................................................14


                                                      i

               5.8      Compliance with Law.................................................14
               5.9      No Law Suits, Agreements or Court Orders............................14
               5.10     Taxes...............................................................14
               5.11     Pension or Benefit Plans............................................14
               5.12     Collective Bargaining Agreements....................................14
               5.13     Corporate Records...................................................14
               5.14     Financial Statements................................................15
               5.15     Agreements..........................................................15
               5.16     Future Intentions...................................................15

               ARTICLE 6.        CONDUCT OF BUSINESS OF WORD HOUSE
ENTITIES
               PRIOR TO THE EXCHANGE CLOSING DATE...........................................15
               6.1      Negative Covenants..................................................15
               6.2      Affirmative Covenants...............................................16

               ARTICLE 7.        CONDUCT OF BUSINESS OF TTGL PRIOR TO
               THE EXCHANGE CLOSING DATE....................................................16
               7.1      Negative Covenants..................................................16
               7.2      Affirmative Covenants...............................................17

               ARTICLE 8.........CONDITIONS PRECEDENT TO TTGL'S OBLIGATIONS                 17


               ARTICLE 9.        CONDITIONS PRECEDENT TO D'AVENNES 'S
               OBLIGATIONS HEREUNDER........................................................18

               ARTICLE 10........INVESTMENT REPRESENTATION RESTRICTED PERIOD                19

               ARTICLE 11.       RECEIPT OF INFORMATION BY D'AVENNES
               AND TTGL.....................................................................19

               ARTICLE 12........INDEMNIFICATION AND REIMBURSEMENT                          20



                                                      ii



               ARTICLE 13.       MISCELLANEOUS    21
               13.1  Survival...............................................................21
               13.2  Parties in Interest....................................................21
               13.3  Assignment.............................................................21
               13.4  Expenses of Agreement..................................................21
               13.5  Governing Law; Submission to Jurisdiction..............................21
               13.6  Entire Agreement.......................................................21
               13.7  Schedules..............................................................22

               13.8  Waiver.................................................................22
               13.9  Further Assurances.....................................................22
               13.10 Counterparts...........................................................22
               13.11 Headings...............................................................22
               13.12 Notices................................................................22
               13.13 Remedies and Specific Performance......................................23


                               EXCHANGE AGREEMENT

                  AGREEMENT (hereinafter called "Agreement") made as of this 30th day of June 1997, by and among - The Translation Group, Ltd. (hereinafter called "TTGL"), a Delaware corporation with an office at 332 Haddon Avenue, Westmont, New Jersey, 08108, - d'Avennes (hereinafter called "d'Avennes") with an office at Rijksstraatweg 121-B, NL - 1396 JJ Baambrugge, the Netherlands and
- Edouard Prisse (hereinafter called "Prisse"), an individual having an address at Rijksstraatweg 121-A, NL-1396 JJ Baambrugge, the Netherlands.

                               W I T N E S E T H:

         WHEREAS,  incorporating in these recitals, the definitions set forth in
Article 1 of this Agreement; and
         WHEREAS TTGL, Prisse and d'Avennes desire to effect the Exchange; and WHEREAS d'Avennes presently owns One Hundred Percent (100%) of all the issued and outstanding shares of Word House Europe B.V., Mosanta B.V. and Van Doorn's Aan. Bedr. B.V., and Ninety Five Percent (95%) of the issued and outstanding shares of Word House France s.a.r.l. (collectively sometimes referred to herein as the "Word House Entities"); and
         WHEREAS WORD HOUSE Europe B.V. owns all issued and outstanding shares of WORD HOUSE Nederland B.V. and 50% of the issued and outstanding shares of Word House UK Ltd.; Van Doorn's Aan. Bedr. B.V. owns 3,999 shares (or participation rights) of SCI AB Ouest 1; and
         WHEREAS Prisse owns 50% of the issued and outstanding shares of Word House UK Ltd., 5% of the issued and outstanding shares of Word House France s.a.r.l. and one share (or participation right) of SCI AB Ouest 1,
         NOW, THEREFORE, in consideration of the mutual agreements, covenants and representations and warranties hereinafter set forth, the aforementioned parties hereby agree as follows:

                  ARTICLE 1.        DEFINITIONS

         As used herein the following terms shall have the following respective meanings:
         "Act" means United States Securities Act of 1933, as amended. "Affiliate(s)" means any person who controls, is controlled by or under common control with another person.
         "d'Avennes" means d'Avennes B.V.
         "Exchange" means the exchange of all of the issued and outstanding shares (or the appropriate equivalent) of Mosanta B.V., Word House Europe B.V., Van Doorn's Aan.Bedr.B.V. and Word House France s.a.r.l., Word House Nederland B.V., Word House UK Ltd., SCI AB Ouest 1, Word House UK Ltd. and Word House Nederland B.V. for Three Hundred Eighty-Five Thousand (385,000) shares of TTGL Common Stock, par value $.001 ("TTGL Common Stock") in accordance with the terms and conditions of this Agreement.
         "Exchange Closing" means the Closing provided for in Article 3 of this Agreement.
         "Knowledge" or variations thereof mean if a person or an entity actually know or knew of such facts and circumstances.
         "Shares" means the shares of each of the Word House Entities and each of the Word House Affiliates owned by Sellers that are to be transferred hereunder.
         "TTGL" means the Translation Group, Ltd., a Delaware corporation, and its wholly owned subsidiary, the Bureau of Translation
Services, Inc.
         "TTGL Common Stock" means Common Stock of TTGL, $.001 par value.
         "Word House Affiliates" Word House UK Ltd., Word House Nederland B.V. AND SCI AB Ouest 1.
         Terms defined elsewhere in this Agreement shall have the respective meanings set forth therein.

                  ARTICLE 2.        TERMS OF EXCHANGE

         2.1 Obligation to Exchange. TTGL and d'Avennes and Prisse hereby agree to exchange Three Hundred Eighty-Five Thousand (385,000) shares of TTGL Common Stock for all of the issued and outstanding shares of the Word House Entities and the Word House Affiliates (collectively, the "Word House Entities"), upon the terms and conditions contained herein.

         2.2 Exchange of Shares. At the Exchange Closing, d'Avennes and Prisse shall transfer and deliver, or cause to transfer and deliver, to TTGL, certificates for all of the Shares duly endorsed (or accompanied by duly executed separate stock powers) and with all required government approvals, documentary and/or stamp taxes affixed at its expense or shall sign as transferor a notarial deed of transfer of Shares before Mr J.W. Gmelich Meyling, civil law notary in Amsterdam, the Netherlands ("the Notary") as the case may be, so as to make TTGL the sole owner thereof, free and clear of all liens, claims and encumbrances whatsoever. In exchange therefor, at the Exchange Closing, TTGL shall give irrevocable instructions to its transfer agent to issue and deliver to the Notary, in escrow, certificates, in the aggregate, representing Three Hundred Eighty-Five Thousand (385,000) shares of restricted (as defined herein) TTGL Common Stock, so as to make d'Avennes the sole owner thereof, free and clear of all liens, claims and encumbrances whatsoever. Such issuance of the TTGL Common Stock will not be registered under the Act. Each party hereto understands that the process to actually deliver their required securities may take up to ... weeks to complete. TTGL, d'Avennes and Prisse hereby grant irrevocable powers-of-attorney to the Notary, with the right of substitution, to execute on their behalf the notarial deeds of transfer of the Shares of Mosanta B.V., Word House Europe B.V., van Doorn's Aan. Bedr. B.V. and to fulfill all formalities, including execution of any other documents, in relation to the transfer of the Shares and to do everything which the Notary deems necessary or useful in connection with the foregoing.
         2.3 Lock-Up Period. Each of d'Avennes, Mr. Dreesmann and Ms. van Marissing (collectively "the Holders") agrees to hold and not sell, transfer, hypothecate or pledge the TTGL Common Stock received hereunder for a period of two (2) years from the date of this Exchange Closing (the "Lock-up Period") unless the prior written consent of Werbel-Roth Securities, Inc. And TTGL are obtained; provided further said lock-up period shall not apply to up to 35,000 Shares of TTGL which Shares d'Avennes shall use for the payment of a broker fee as defined herein; provided however, that d'Avennes, Mr. Dreesmann and Ms. Van Marissing shall be permitted to include its TTGL Common Stock issued hereunder in any registration statement filed by TTGL that registers any Common Stock owned by Charles Cascio and Theodora Landgren; provided further that the number of shares of TTGL Common Stock owned by d'Avennes, Mr. Dreesmann and Ms. Van Marissing permitted to be registered hereunder shall not exceed the number of shares to be actually sold within fifteen days thereafter.
         2.4 Management of the Word House Entities. Immediately following the Exchange Closing, the Directors and Officers of the Word House Entities shall be as set forth in Schedule "A" incorporated herein by reference and annexed hereto. Following the Exchange Closing and until one year after the Lock-up Period and for a period to coincide with Edouard Prisse's Employment Agreement (or d'Avennes' Management Agreement as the case may be) with the Word House Entities (and guaranteed by TTGL), appended as Exhibit "1" and incorporated herein by reference, TTGL's Directors will cause the Boards of Directors of the Word House Entities to consist of a single member and shall at all times appoint Prisse or d'Avennes as the sole Director for an annual salary (or management fee, as appropriate) of $100,000. The office of Secretary and other officerships, but not directorships, which may be created from time to time shall be filled as agreed upon between TTGL and d'Avennes.
         2.5 Management of TTGL. Immediately following the Exchange Closing the Directors and Officers of TTGL shall be as set forth in Schedule "B" incorporated herein by reference and annexed hereto. At the next annual meeting and for a period to coincide with Edouard Prisse's (or d'Avennes') Employment Agreement with TTGL, TTGL's Board of Directors shall nominate Edouard Prisse as a Board Member of TTGL. It shall not be an obligation for Edouard Prisse to accept the seat on the Board.

ARTICLE 3. EXCHANGE CLOSING
         The Exchange Closing shall take place at 11:00 A.M., New York time, on June 30, 1997, at the offices of Heller, Horowitz & Feit, P.C., 292 Madison Avenue, New York, New York 10017, counsel to TTGL, or at such time and/or place agreed to by the parties.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES BY SELLERS
         d'Avennes hereby represents and warrants as to itself and as to each of the Word House Entities, and Prisse solely as to Articles 4.3 and 4.15, as follows:
         4.1 Organization, Structure and Standing. Each of d'Avennes and The Word House Entities is a company duly incorporated and organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; has all requisite corporate power and authority to own or lease its properties and to enter into and carry out the provisions of this Agreement; and, is duly qualified to carry on its business as now being conducted, except in such countries, states, provinces and/or jurisdictions in which failure to so qualify will not result in it being adversely impacted in a material way.

         Set forth in Schedule "C", incorporated herein by reference and annexed hereto, for each of the Word House Entities is a detailed summary of the corporate structure including, but not limited to, the name of the corporation (including any trade names and/or fictitious names), the place of incorporation, the date of incorporation, the number of authorized shares and the par value of the same, the number of issued and outstanding shares and the costs of the same, the Board of Directors, its Officers and their titles, and all shareholders including the number of shares and percent owned by each.

         4.2 Capitalization. All of the issued and outstanding Shares of the Word House Entities are duly authorized, validly issued, fully paid and non-assessable. There are outstanding no other securities of the Word House
Entities, nor securities on which the Word House Entities are or may become liable, nor any securities that are or may become required to be issued by reason of any warrants, rights, options, calls, commitments, subscriptions, contracts, demands, convertible securities or other agreement presently outstanding.
         4.3 Ownership of Shares.
         (a) Prisse and d'Avennes, as the case may be, are the registered and beneficial owners (directly or indirectly) of all of the issued and outstanding shares of the Word House Entities free of all liens, claims, encumbrances, charges, agreements (including, without limitation, voting or voting trust agreements) or claims by or on the part of any person, company, corporation, partnership, firm, organization or other entity, and they have good and marketable title thereto with full right and unrestricted power to assign, transfer and deliver such Shares to TTGL as provided in this Agreement.
         (b) Following the Exchange Closing (or within 28 days thereafter), TTGL will be the sole owner (directly or indirectly) of all of the issued and outstanding shares of the Word House Entities free of all liens, claims, encumbrances, charges, agreements (including, without limitation, voting or voting trust agreements) for claims by or on the part of any person, company, corporation, partnership, firm, organization or other entity, and will have good and marketable title thereto with full right and unrestricted power to assign, transfer and deliver such shares.
         4.4 Corporate Records. Copies of the complete and current Articles of Association, registration at Chamber of Commerce and shareholder registers of each of d'Avennes and the Word House Entities (with any amendments), certified by the appropriate public regulatory authority of the place of their organization, and copies of by-laws certified by the appropriate corporate secretary will be delivered to TTGL at the Exchange Closing. Each of the foregoing, as so delivered, will be complete, true and correct on the Exchange Closing Date. The minute books of the Word House Entities contain complete, true, current and accurate records of all material actions taken by them, and the stock books (shareholder registers) of the Word House Entities reflect accurately the names of record shareholders and the number of shares by each shareholder. Complete copies of each such minute book and stock book will be delivered to TTGL at the Exchange Closing. Each of the foregoing, as so delivered, will be complete, true, current and accurate on the Exchange Closing Date.
         4.5 Authority. The execution, delivery and performance of this Agreement and the consummation of all the transactions contemplated herein, will not violate any provision of the Articles of Association or by-laws or any provision thereof of d'Avennes or any of the Word House Entities, or result in the acceleration of any obligation under any agreement, indenture, instrument, lease, contract or other undertaking to which the Word House Entities are a party or are bound, and which violation would have a material adverse impact.
         4.6 Judgments, Agreement or Court Orders. Except as disclosed in this Agreement, neither d'Avennes nor any of the Word House Entities are party to or subject to or bound by any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contains any provision which could operate to materially impair the continued operation of their business or the carrying out of this Agreement or any of the transactions contemplated hereby.
         4.7 Loans and Obligations. Neither d'Avennes nor any of the Word House Entities are in default in the payment of principal or interest on any obligation. The Word House Entities have fully complied with all other material covenants, obligations and conditions and/or all material indebtedness for borrowed money outstanding (excluding purchase credit terms), if any, except for defaults which have or will be cured, waived, modified or amended prior to the Exchange Closing Date, and evidence thereof in form and substance reasonably satisfactory to TTGL's counsel shall have been delivered prior to the Exchange Closing Date, and evidence thereof in form and substance reasonable satisfactory to TTGL's counsel shall have been delivered prior to the Exchange Closing Date. The Word House Entities have no outstanding mortgages, loan agreements or indebtedness for borrowed money (excluding purchase credit terms) of any kind, nature or description except as disclosed in this Agreement.
         It being specifically provided further that it is agreed that all loans and interest thereon made by d'Avennes to the Word House Entities will be expressly waived by d'Avennes. The waivers referred to above shall be evidenced by validly executed and legally binding Waiver Agreements as set forth in Schedule "D".
         4.8 Commercial Activity. Other than in the normal course of business since March 31, 1997, the Word House Entities have not engaged in any material commercial activity or incurred any material obligations or liabilities, whether accrued, absolute, contingent or otherwise, with respect to contracts, agreements and/or commitments which arose or arise after March 31, 1997. All material liabilities and all obligations of the

Word House Entities since March 31, 1997 and prior to the date hereof, were or will be incurred only in the ordinary course of business.
         4.9 Absence of Changes. Since March 31, 1997, the businesses of the Word House Entities have been operated, and, as of the Exchange Closing Date, will be operated in all material respects, only in the ordinary course of business, and, without limiting the generality of the foregoing, none of the Word House Entities have:
         4.9.1 Suffered any material damage or loss not covered by insurance or material adverse change in their financial condition, assets, liabilities, prospects, operations or business.
         4.9.2 Granted any general wage or salary increase to employees.
         4.9.3 Mortgaged, pledged or subjected to any material lien, charge or other encumbrance or restriction any of their assets, property or business except for purchase money obligations incurred in the ordinary course of business.
         4.9.4 Sold, leased or transferred any assets in any material amount except inventory sold in the ordinary course of business, or canceled any material debts or claims, except as set forth herein, or waived any right of value.
         4.9.5 Declared any distribution or dividend with respect to its capital stock.
         4.9.6 Instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body.

         4.10 Taxes. All required tax returns of the Word House Entities, whether under national, state, provincial, municipal or local law or the law of any foreign jurisdiction, have been timely filed and are accurate in all material respects and all taxes shown thereon as taxes required to be paid have been or will be paid. The Word House Entities have not been delinquent in the payment of any tax assessment or governmental charge and have no tax deficiency outstanding, proposed or assessed, against them and have not executed any waiver of any tax.
         Set forth in Schedule "E" are all material tax documents for no less than three (3) years ending December 31, 1996, for the Word House Entities.
         4.11 Properties. The Word House Entities have good and marketable title to all properties owned by them. All of such properties are in good repair and conform to all known applicable building, zoning and other laws, ordinances, orders and regulations and applicable public and private covenants or restrictions and other laws or requirements; and all material fixtures and improvements to real property, and uses of real property, conform to all known applicable building, zoning and other laws, ordinances, orders and regulations and applicable public and private covenants or restrictions and other laws or requirements.
         4.12 Assets. The Word House Entities have good and marketable title to all assets with an individual value exceeding $10,000 owned by them as at the Financial statement of March 31, 1997. All of such assets are in good repair, good operating condition and conform to all known applicable ordinances, regulations and other laws or requirements.
         Set forth in Schedule "F" is a detailed summary of all bank accounts owned or that are in force for the benefit of the Word House Entities, including but not limited to, the name and address of the bank where the account is maintained, the name or names on the account, the account balance as of June 30, 1997, the account number, the type of account, the authorized signatures, and any overdraft or loan agreements relating to the account.
         4.13 Litigation. There are no claims, legal actions, suits, arbitrations or other legal or administrative proceeding, or any governmental investigations in progress, or to d'Avennes' knowledge pending or threatened, against and/or relating to d'Avennes or any of the Word House Entities, their properties, assets or business; d'Avennes has no knowledge of any facts which might result in any such material claim, action, suit, arbitration or other proceeding against and/or relating to the Word House Entities. In the event that d'Avennes becomes aware that any of the Word House Entities are, or may become, a defendant in any suit or proceeding, pending or threatened, it shall promptly set forth the parties involved, the venue, a summary of the claim and potential liability.
         4.14 Agreements. No persons have given notice that the Word House Entities are in material default under any contract or commitment, other than immaterial defaults which have not resulted or will not result in any material liability, except those which may be cured, waived, modified or amended prior to the Exchange Closing.
         4.15 Competing Interests. Neither d'Avennes nor any of the Word House Entities owns, directly or indirectly, a material interest in any company, corporation, partnership, firm, organization or other entity which is a competitor, customer and/or supplier of the Word House Entities and/or TTGL. Each of Prisse and d'Avennes consents and agrees that it will not own, directly or indirectly, a material interest in any company, corporation, partnership, firm, organization or other entity which is a competitor, customer and/or supplier of the Word House Entities and/or TTGL for a period of two years following the termination of his employment (or d'Avennes' management position) with the Word House Entities, except in his capacity as a stockholder of TTGL.
         4.16 Pension or Benefit Plans. The Word House Entities have no written or unwritten pension, profit-sharing plans, stock option plans, bonus plans, benefit plans, retirement plans, welfare plans, and/or arrangements of any kind whatsoever, or agreements with any person, employee, consultant, free-lance worker or agent for the making or granting of any pension, profit-sharing, bonus payments, benefits, "perks" or any stock options, and no person, employee, consultant or agent is currently receiving any benefit, pension, retirement or disability pay from the Word House Entities.
         4.17 Collective Bargaining Agreements. The Word House Entities are not party to any collective bargaining agreement and there are no unions or collective bargaining agents for any Word House Entity employee, and the Word House Entities are not currently involved in any employment grievances, disputes or controversies and there are no threats of strikes or work stoppages or demands for the recognition of any union or bargaining agent for any employees of the Word House Entities.
         4.18 Patents, Trademarks, etc. To d'Avennes' knowledge, the Word House Entities are not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, patents, patent rights or licenses owned by any person or persons and if such infringement were to cease it should have an adverse effect on the business of Word House Entities and there are no such claims or actions pending or threatened, with respect thereto.
         The Word House Entities have no trademark registration and no patents issued or pending patent applications, and no copyrights or applications therefor, and are not licensees of any of the foregoing.
         4.19 Compliance with Law. The Word House Entities have complied in all material respects with all applicable laws, rules, regulations, ordinances and orders applicable to their business and/or properties. No action of the Word House Entities, including without limitation, the issuances and transfers of their capital stock required any registration under the laws of any jurisdiction, which has not been effected.
          4.20 Brokers. d'Avennes shall be responsible for the payment of broker commission arising because of this Agreement provided that such liability for the brokers' commission shall not exceed thirty five thousand (35,000) shares of TTGL Common Stock.
         4.21 Financial Statements. d'Avennes has delivered to TTGL audited Balance Sheets and Profit and Loss Statements as of December 31, 1996, for the Word House Entities. Such Balance Sheets and Profit and Loss Statements give, in all material respects, a true and fair view of the assets, liabilities and financial position of the Word House Entities as at the date thereof, and fairly present the results of operations for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved.
         Prior to the Exchange Closing, d'Avennes shall deliver to TTGL unaudited Balance Sheets and Profit and Loss Statements as of March 31, 1997, for the Word House Entities. Such Balance Sheets and Profit and Loss Statements shall give in all material respects, a true and fair view of the assets, liabilities and financial position of the Word House Entities as at the date thereof, and fairly presents the results of operations for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved.
         At the Exchange Closing, d'Avennes shall deliver to TTGL audited Financial Statements that are required by current SEC reporting requirements for the years 1995 and 1996 so that TTGL may comply with SEC regulations applicable to this Agreement.

         The audited and unaudited Balance Sheets and Profit and Loss Statements and Financial Statements referred to in this section shall be incorporated herein by reference and annexed hereto as Schedule "G".
         4.22 Employees. Other than as previously disclosed to TTGL or as contained in the Disclosure Letter, the Word House Entities have no outstanding commitment or agreement to effect any general wage or salary increase for, or to modify the conditions or terms of employment of, any grade, class or group of its employees, consultants free-lance workers or agents, and all employees of Word House Entities may be terminated at will without any liability or obligation, except as may be required by law.
         Set forth in Schedule "H", incorporated herein by reference and annexed hereto, is a list of all employees of Word House Entities as well as a detailed summary concerning each said employee which shall include, but not be limited to, the employee's name, the employee's title and job description, the place of employment, the dates of employment, the employee's salary and the date of the employee's most recent salary review, and any employment agreements (or other compensation agreements) and, if any, the material terms of such agreements.
         Appended to schedule "H" are all material documents that relate to Schedule "H".
         4.23 Key Persons, Key Independent Contractors and Key Entities. "Key Persons", "Key Independent Contractors" or "Key Entities" are defined as any person or entity that is not otherwise listed in section 4.22 that was paid more than $50,000 in 1995 and/or 1996, or that was paid or earned more than $10,000 in the first three months of 1997 by the Word House Entities.

                  Within thirty days of the Exchange Closing d'Avennes will Set forth in Schedule "I" a list of all Key Persons, Key Independent Contractors and/or Entities, and a detailed summary for each Key Person or Entity identified which shall include, but not be limited to, name and address, a description of the service provided or work performed, the dates of service or work, and any compensation agreements, and, if any, the material terms of such agreements.
                  Appended to Schedule "I" will be all material documents that relate to, refer to or embody in any way to those things set forth in Schedule "I".
                  4.24 Key Customers. "Key Customers" are defined as any customer that accounted for more than 3% of the total sales of the Word House Entities in 1995, 1996 and/or the first six months of 1997.
                  Set forth in Schedule "J", incorporated herein by reference and annexed hereto, is a list of all Key Customers and a reasonable summary for each Key Customer identified which shall include, but not be limited to, name and address, a description of the service provided or work performed, the dates of service or work, and any agreements and, if any, the material terms of such agreements.
                  Appended to Schedule "J" are all material documents that relate to, refer to or embody in any way to those things set forth in Schedule "J".
                  4.25 Key Suppliers. "Key Suppliers" are defined as any supplier that was paid more than $50,000 in 1995 and/or 1996, or that was paid more than $12,500 in the first three months of 1997 by Word House Entities for goods and/or services.
                  Set forth in Schedule "K", incorporated herein by reference and annexed hereto, is a list of all Key Suppliers and a detailed summary for each Key Supplier identified which shall include, but not be limited to, name and address, a description of the goods and/or services supplied, the dates that the goods and/or services were supplied, and any compensation agreements and, if any, the material terms of such agreements.
                  4.26 Insurance. The Word House Entities maintain insurance policies to preserve their assets, business and properties in the kind and amounts that are usual and customary for its industry and location.
                  Schedule "L", incorporated herein by reference and annexed hereto, sets forth all insurance policies that are owned by the Word House Entities or that are in force for their benefit, including but not limited to, property insurance, personalty insurance, errors and omissions insurance, liability insurance, automobile insurance, workers compensation insurance, disability insurance, private pension insurance, health insurance, life insurance and any other insurance policies. A detailed summary is set forth for each such insurance policy identified which shall include, but not be limited to, the policy owner, the beneficiary(ies), the amount of coverage, the location of the policy, the policy terms, the policy number, the agent procuring the policy, the underwriter and the cost of the policy.

                  4.27 Contracts. Schedule "M", incorporated herein by reference and annexed hereto, sets forth all of the following instruments, unless set forth elsewhere in this Agreement, to which any of the Word House Entities are a party or by which the Word House Entities are or may be found affected and which are material to the Word House Entities (the "Listed Instruments"):
                  (a)      Corporate finance agreements (written or oral);
                  (b) Non-competition, confidential information or similar agreements;
                  (c) Agreement, contracts, resolutions or policies relating to indemnification of employees or fiduciaries with regard to liability which might be imposed on such persons by reason of their position as such or arising out of the operation of any employee benefit plan; and
                  (d) Any other material contracts, agreements, commitments or understandings of a Word House Entity.
                  The Listed Instruments and all other material contracts, agreements, commitments or understandings of the Word House Entities identified and/or set forth elsewhere in this Agreement are collectively referred to herein below as "Instruments".
                  Except as set forth in the Disclosure Letter, or as would not have a material adverse effect on the Word House Entities, the Word House

Entities have not given or received notice that there exists (i) any default or event of default under any of the Instruments or (ii) any event or condition which, with notice or lapse of time or both, would constitute an event of default under any of the Instruments by a Word House Entity, or by any other party of any of the Instruments. None of the Instruments, except as would not have a material adverse effect on the Word House Entities, requires obtaining the consent or approval, not previously obtained, of any third party in connection with the execution of, or the consummation of the transactions contemplated by, this Agreement.
                  4.28 Full Disclosure. The Financial Statements, certificates, documents and/or other writings furnished or to be furnished to TTGL or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are in all respects accurate and complete and no representations, warranties or statements contained in this Agreement and no statement contained in any document made a part of this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.
                  4.29 Disclosure Letter Schedule "Z", incorporated herein by reference and annexed hereto, reflects any fact, occurrence or condition contrary to the representations and warranties contained in this Agreement. Such disclosure of facts, occurrences or conditions constitutes exceptions to the representations and warranties contained in this Agreement. Other than as stated on Schedule Z, there are no exceptions to the representations and warranties and any such other material exceptions shall be deemed a material breach of the representations and warranties.

                  ARTICLE 5.        REPRESENTATIONS AND WARRANTIES BY TTGL
                  TTGL represents and warrants as follows:
                  5.1 Organization and Standing. TTGL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease its properties, to carry on its businesses now being conducted and to enter into this Agreement and to carry out the transactions contemplated by this Agreement. TTGL is duly qualified to do business in all states and jurisdictions in which it owns its properties and conducts its business as presently conducted, except such states in which failure to so qualify will not result in a material adverse impact on the financial condition of TTGL.
                  5.2 Capitalization. The duly authorized capital stock of TTGL consists of 15,000,000 shares of TTGL Common Stock, of which 1,930,000 shares are issued and outstanding and 1,000,000 shares of Preferred Stock, none of which are issued or outstanding. All of such shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable. The description of TTGL's securities is accurate as described in the Prospectus for its initial public offering dated December 2, 1996 (the "Prospectus") previously delivered to d'Avennes.
                  5.3 Authority. The execution, delivery and performance of this Agreement by TTGL and the consummation of all the transactions contemplated herein have been duly and validly authorized by all requisite corporate action and will not violate any provision of the Certificate of Incorporation or by-laws of TTGL or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which TTGL is a party or by which it is bound which would have a materially adverse effect upon TTGL.
                  (b) Following the Exchange Closing (or within 28 days thereafter), d'Avennes, Mr. Dreesmann and Mrs. Van Marissing will be the sole owner (directly or indirectly) of all 385,000 issued and outstanding shares of TTGL Common Stock, free of al liens, claims, encumbrances, charges, agreements (including, without limitation, voting or voting trust agreements) for claims by or on the part of any person, company, corporation, partnership, firm, organization or other entity, and will have good and marketable title thereto with full right and unrestricted power to assign, transfer and deliver such shares, except for the escrow provision as stated in article 13.13.
                  5.4 Absence of Changes. There have been no material adverse changes in the business or financial condition of TTGL as reported in the Prospectus. TTGL has no material obligations, liabilities or commitments except as set forth in the Prospectus, other than the absorption of expenses related to the initial public offering of TTGL. TTGL is a holding company, with no revenues or expenses from operations, other than a $12,000.00 monthly management fee from the Bureau of Translation Services Inc., and corporate salaries expense, and its existing contracts and commitments remain in full force and effect and no material default of events which may lead to material default have occurred.

                  5.5 Approvals. The transactions contemplated hereby have been duly and fully approved by all corporate action, which is and will at the Exchange Closing be in full force and effect without amendment.
                  5.6 Litigation. Other than as disclosed on Schedule "T", incorporated herein by reference and annexed hereto, there are no claims, legal actions, suits, arbitrations or other legal or administrative proceedings, or to its knowledge, any governmental investigations in progress or pending or threatened, against or relating to it, its properties, assets or business, and it does not know or have reason to be aware of any facts which might result in any such material claim, action, suit, arbitration or other proceeding.
                  5.7 TTGL Shares. All of the outstanding shares of TTGL Common Stock are, and when issued at the Exchange Closing, the shares of TTGL Common Stock to be issued to d'Avennes, will be, duly authorized, validly issued, fully paid and non-assessable.
                  5.8 Compliance with Law. TTGL has complied in all material respects with all applicable laws, rules, regulations, ordinances and orders applicable to its business or properties. No act of TTGL, including without limitation the issuances and transfers of the capital stock of TTGL required any registration under the Act, which has not been effected.
                  5.9 No lawsuits, Agreements or Court Orders. Other than as disclosed on Schedule "T" incorporated herein by reference and annexed hereto, TTGL is not a defendant in a material suit or proceeding pending or threatened against it, nor is it a party to or subject to or bound by any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contains any provisions which could operate to materially impair the continued operation of its business or the carrying out of this Agreement and any of the transactions contemplated hereby.
                  5.10 Taxes. All required tax returns of TTGL, whether under federal, state, municipal or local law or the law of any foreign jurisdiction, have been filed and are accurate in all material respects and all taxes shown thereon as taxes required to be paid, have been or will be paid. TTGL has not been delinquent in the payment of any tax assessment or governmental charge and has no tax deficiency outstanding, proposed or assessed against it nor has executed any waiver of any tax. TTGL has not had its federal income tax returns audited by the Internal Revenue Service.
                  5.11 Pension or Benefit Plans. Other than as described in the Prospectus and than as disclosed on Schedule "U" incorporated herein by reference and annexed hereto, TTGL has no formal or informal written or unwritten pension, profit-sharing, bonus plan, employee benefit, retirement, welfare plans or arrangements of any kind whatsoever, or agreements with any person for the making or granting of any pension, profit-sharing, bonus payments or benefits. No person is currently receiving any pension or retirement or disability pay from TTGL.
                  5.12 Collective Bargaining Agreements. TTGL is not a party to any collective bargaining agreements and there is no union or collective bargaining agent for any of its employees, and it has no employment grievances, disputes or controversies and there are no threats of strikes or work stoppages or demands for the recognition of any union or bargaining agent for any employees.
                  5.13 Corporate Records. A copy of the Certificate of Incorporation (with any amendments), certified by the appropriate public regulatory authority of the place of its organization as of a recent date, and a copy of its by-laws certified by the Corporate Secretary as of a recent date will be delivered to d'Avennes, and, as so delivered, will be complete, true and correct on the Exchange Closing Date. TTGL's minute books contain complete and accurate records of all material actions taken by the stockholders and directors, and TTGL's stock book reflects accurately the names of its record stockholders and the number of securities held by each of its security holders. Complete copies of each such minute book and stock book will be delivered to d'Avennes.
                  5.14 Financial Statements. TTGL has delivered, or will deliver prior to the Exchange Closing, to d'Avennes the Prospectus, TTGL's 10-QSB's, TTGL's 10KSB when available, an organization chart of TTGL, a printout of TTGL's sales by customer and TTGL's classification of employees and payroll records. Such Financial Statements are, in all material respects, true, complete and accurate and fairly present the assets, liabilities and financial condition of TTGL as at the date thereof, and fairly presents the results of operations for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved.
                  5.15 Agreements. TTGL is not in material default under any contract or commitment, other than immaterial defaults which have not resulted or will not result in any material liability, except those which may be cured, waived, modified or amended prior to the Exchange Closing.

                  ARTICLE 6.     CONDUCT OF BUSINESS OF THE WORD  HOUSE ENTITIES
 PRIOR TO THE  EXCHANGE CLOSING DATE
                  6.1 Negative Covenants. d'Avennes agrees that between the date hereof and the Exchange Closing Date, and except as contemplated by this Agreement or permitted by the prior written consent of TTGL, the Word House Entities will not take, or permit to be taken, any of the following actions: (a) alter or amend their Articles of Incorporation or by-laws or increase the membership of its Board of Directors, (b) issue or become obligated to issue any notes or other equity or debt securities of any kind, (c) enter into any option, call or commitment with respect to their securities, (d) declare or pay any dividend or other distribution with respect to their capital stock or securities, (e) incur any liability or obligation except current liabilities in the ordinary course of business and obligations under contracts entered into in the ordinary course of business, (f) pay or accrue any salaries, fees, commissions or other compensation to their officers or directors at a rate in excess of the rate of compensation in effect as to such individual, respectively, on the date hereof, (g) make any profit sharing, incentive, pension or retirement payment, or grant any stock options, (h) grant any general wage increase to their employees or adopt any bonus, profit sharing, pension, retirement, health or welfare plan or any other employee benefit plan of any nature whatsoever, (i) enter into any contract or commitment which is not in the ordinary course of their business (including, without limitation, any employment or consulting agreement), (j) borrow funds except in the ordinary course of business, (k) accept, amend or grant any license, patent or trademark, or settle the infringement of any trademark or patent, (1) compromise or settle any litigation, proceeding or governmental investigation against them or their properties or business, (m) mortgage, pledge or subject to or suffer any lien, charge or other encumbrance or restriction on any of their assets, property or business except for purchase money obligations in the ordinary course of business, or (n) sell, lease or transfer any of their assets in any material amount, except inventory in the ordinary course of business, or cancel any debts or claims or waive any right of value.
                  6.2 Affirmative  Covenants.  d'Avennes agrees that, other than as contemplated by the terms of this Agreement, between the date hereof and the Exchange Closing Date, the Word House Entities;
                  6.2.1 Will conduct their business only in the ordinary  course and at the place or places where said business is presently conducted.
                  6.2.2 Will maintain the insurance  policies presently in force or insurance policies providing substantially the same coverage, under which they are the insured or the beneficiary.
                  6.2.3  Will use their  reasonable  efforts to  preserve  their assets and properties in good condition and repair, to preserve their business and organization substantially intact, to keep available the services of their present officers and employees and to preserve the good will of their suppliers, customers and others having business relations with any of them. 6.2.4 Will afford to TTGL and its counsel, accountants and other representatives full but reasonable access during normal business hours throughout such period to all of their properties, books, minute books, contracts, commitments and records, and during said period furnish all information which TTGL may reasonably request.

                  ARTICLE 7. CONDUCT OF BUSINESS OF TTGL PRIOR TO THE EXCHANGE CLOSING DATE
                  7.1 Negative Covenants. TTGL agrees that between the date hereof and the Exchange Closing Date and except as contemplated by this Agreement or the Prospectus or permitted by the prior written consent of d'Avennes, TTGL will not take, or permit to be taken, any of the following actions: (a) alter or amend its Certificate of Incorporation or by-laws; (b) enter into any option, call or commitment with respect to its capital stock; (c) declare or pay any dividend or other distribution with respect to its capital stock or securities; (d) incur any liability or obligation except current liabilities in the ordinary course of business, (e) pay or accrue any salaries, fees, commissions or other compensation to its officers or directors at a rate in excess of the rate of compensation in effect as to such individual, respectively, on the date hereof; (f) make any profit sharing, incentive, pension or retirement payment; (g) grant any general wage increase to its employees or adopt any bonus, profit sharing, pension, retirement, health or welfare plan or any other employee benefit plan of any nature whatsoever; (h) enter into any contract or commitment which is not in the ordinary course of its business or which materially adversely affects its business; or (i) borrow funds except in the ordinary course of business.
                  7.2 Affirmative Covenants. TTGL agrees that, other than as contemplated by the terms of this Agreement or as contemplated in the Prospectus between the date hereof and the Exchange Closing Date:
                  7.2.1 It will conduct its business only in the ordinary course and at the place or places said business is conducted.
                  7.2.2 It will maintain the insurance policies, if any, presently in force or insurance policies providing substantially the same coverage, under which TTGL is the insured or the beneficiary.
                  7.2.3 It will preserve its assets and not expend any of such assets except to discharge present liabilities or liabilities arising in the ordinary course.
                  7.2.4 It will afford to d'Avennes and its counsel, accountants and other representatives full access during normal business hours throughout the period prior to the Exchange Closing to all of its properties, books, minute books, contracts, commitments and records, and during said period furnish all information which d'Avennes may reasonably request.

                  ARTICLE 8.CONDITIONS PRECEDENT TO TTGL'S OBLIGATIONS
                  TTGL's obligations under this Agreement with regard to the Exchange are subject to the fulfillment prior to the Exchange Closing of each of the following conditions:
                  8.1 The representations and warranties contained in this Agreement and in any certificate or document (including the Financial Statements and materials already provided) delivered to TTGL pursuant hereto shall be deemed to have been made again at and as of the time of the Exchange Closing and shall then be true in all material respects; d'Avennes, Prisse and the Word House Entities shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with prior to or at the Exchange Closing; and TTGL shall have been furnished with a certificate from d'Avennes dated as of the Exchange Closing Date, certifying in such detail as TTGL may reasonably request to the fulfillment of the foregoing conditions.
                  8.2 All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required to carry out this Agreement or incident thereto shall be reasonably satisfactory in form and substance to Heller, Horowitz & Feit, P.C., counsel for TTGL.
                  8.3 d'Avennes may modify any Schedule to the extent necessary to make it complete and accurate. In the event of a material modification thereof, without a breach hereof by d'Avennes otherwise, TTGL may either choose to close the transaction on the terms hereof or terminate this Agreement, in either case, without any liability for any breach hereof. In any other such event, this Agreement shall close on the terms hereof.
                  8.4 Neither d'Avennes nor any of the Word House Entities shall have incurred any materially adverse change in its assets, liabilities financial condition, business, prospects or operations.
                  8.5 Prisse / d'Avennes shall have executed and delivered to TTGL a general release, releasing any claims he or it has, or may ever have, against the Word House Entities (or any successor) for events arising prior to the Exchange Closing Date, which releases must be accepted and signed by each of the Word House Entities, except for non paid salary to d'Avennes or Edouard Prisse for June and/or July.
                  8.6  Execution of the  Investment  Letter  attached  hereto as
Exhibit X by each of the Holders.


                  ARTICLE 9. CONDITIONS PRECEDENT TO PRISSE'S AND D'AVENNES' OBLIGATIONS HEREUNDER
                  All obligations of Prisse and d'Avennes under this Agreement with regard to the Exchange are subject to the fulfillment prior to the Exchange Closing of each of the following conditions:
                  9.1 TTGL's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the time of the Exchange Closing and shall then be true in all material respects; TTGL shall have performed and complied with all agreements and conditions required by this





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

Agreement to be performed or complied with by it prior to or at the Exchange Closing and d'Avennes shall have been furnished with a certificate from TTGL, dated the Exchange Closing Date, certifying in such detail as d'Avennes may reasonably request to the fulfillment of the foregoing conditions.
                  9.2 All proceedings  taken in connection with the transactions contemplated herein and all instruments and documents required to carry out this Agreement or incident thereto shall be reasonably satisfactory to d'Avennes.
                  9.3 TTGL shall not have incurred any materially adverse change in its assets, liabilities, financial condition, business, prospects or operations.
                  9.4 TTGL may modify any  Schedule to the extent  necessary  to make it complete and accurate. In the event of a material modification thereof, without a breach hereof by TTGL otherwise, d'Avennes may either choose to close the transaction on the terms hereof or terminate this Agreement, in either case, without any liability for any breach hereof. In any other such event, this Agreement shall close on the terms hereof.

                  ARTICLE 10. INVESTMENT REPRESENTATION RESTRICTED PERIOD d'Avennes shall represent to TTGL that it is not acquiring the shares of TTGL Common Stock being delivered to it at the Exchange Closing with a view to the sale, transfer, encumbrance or distribution thereof; and TTGL shall represent to d'Avennes that it is not acquiring the Shares being delivered to it at the Exchange Closing with a view to the sale, transfer, encumbrance or distribution thereof. d'Avennes agrees and consents that the shares of TTGL Common Stock received in the Exchange will be non-transferable until two (2) years following the Closing of this Agreement and that the certificates for such shares of Common Stock shall contain a legend setting forth such restriction and requiring an opinion of TTGL's counsel before such shares may be transferred without registration under the Act and that transfer of such certificates shall be "stop ordered" on the records of the transfer agent. d'Avennes shall deliver to TTGL a similar representation from the other Holders as a condition to TTGL issuing them stock. The representation shall be in the form set forth as Exhibit X.
                  ARTICLE 11. RECEIPT OF INFORMATION BY D'AVENNES AND TTGL Each of Prisse and d'Avennes on the one hand and TTGL on the other hand hereby acknowledge to one another that:
                  (a) They have received and read copies of the Prospectus, documents identified in this Agreement and documents appended to the Schedules annexed hereto.
                  (b) They have been afforded the opportunity to ask any and all questions as to the affairs of TTGL, d'Avennes and the Word House Entities and they have availed themselves of the opportunity to do so to the extent that they have desired to do so. Prisse, d'Avennes and TTGL further acknowledge to one another that they rely on no representations except such as are expressly set forth in this Agreement and that they have availed themselves of the use of their own counsel to the extent they so desire.

                  ARTICLE 12.       INDEMNIFICATION AND REIMBURSEMENT
                  12.1 d'Avennes hereby agrees to protect,  defend and indemnify
TTGL and hold it harmless against and in respect of (i) all liabilities and obligations to be paid, performed or discharged by Prisse- or d'Avennes pursuant to the provisions of this Agreement; (ii) all liability, loss, damage or deficiency resulting from any misrepresentation, breach of warranty, covenant or agreement made by d'Avennes in this Agreement or any certificate or other instrument furnished or to be furnished to TTGL under or in connection with this Agreement (except for any immaterial inconsistencies or incompleteness in or of the schedules); and (iii) all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses incident to any of the foregoing provisions of this Section 12.1, including without limitation any legal or other expenses reasonably incurred in investigating, defending, or preparing to defend any such action, suit, proceeding or claim or in enforcing this indemnity.
                  If any claim  shall be  asserted  against  TTGL in  respect of which TTGL proposes to demand indemnification, d'Avennes shall be notified to that effect with reasonable promptness after such assertion and it shall have the right to assume entire control of the defense, compromise or settlement of any such claim through its own attorney and at its own expense, and in connection therewith TTGL shall cooperate fully to make available to d'Avennes all pertinent information under its control relating thereto.
                  12.2 TTGL agrees to protect,  defend and  indemnify  d'Avennes and hold it harmless against and in respect of (i) all liabilities and obligations of TTGL to be paid, performed or discharged by TTGL pursuant to the provisions of this Agreement; (ii) all liability, loss, damage or deficiency resulting from any misrepresentation, breach of warranty, covenant or agreement by TTGL made in this Agreement or in any certificate or other instrument furnished or to be furnished by it under or in connection with this Agreement; and (iii) all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses incident to any of the foregoing provisions of this Section 12.2, including, without limitation, any legal or other expenses reasonably incurred in investigating, defending, or preparing to defend any such action, suit, proceeding or claim or in enforcing this indemnity.
                  If any claim shall be asserted against d'Avennes in respect of which d'Avennes proposes to demand indemnification, TTGL shall be notified to that effect with reasonable promptness after such assertion, and TTGL shall have the right to assume entire control of the defense, compromise or settlement of any such claim through its own attorney and at its own expense, and in connection therewith, d'Avennes shall cooperate fully to make available to TTGL all pertinent information under its control relating thereto.
                  12.3  Notwithstanding  the foregoing,  the  obligations
of the indemnifying parties, d'Avennes, on the one hand, and TTGL, on the other, to the indemnified parties under this Article 12, are qualified as follows: (i) any particular item of damage giving rise to liability hereunder must exceed $5,000; (ii) all such items of damages must exceed $25,000 in the aggregate before there is any liability for indemnification hereunder (in which case the obligation to indemnify will not include the initial $25,000); and (iii) the indemnifying party shall have no obligation as to any indemnification unless the indemnified party shall have given notice of the indemnification claim prior to two years from the Exchange Closing Date.
                  12.4 The parties  hereto agree that Prisse shall not be deemed to have made any representations and warranties hereunder, except (i) as set forth in sections 4.3 and 4.15 and (ii) to the extent that any of the representations and warranties contain any fraudulent and intentional misrepresentations.
                  ARTICLE 13.       MISCELLANEOUS
                  13.1 Survival. All representations,  warranties,  indemnities, covenants and agreements made by d'Avennes or TTGL in this Agreement or in any schedule, certificate or instrument delivered by or on behalf of any of them pursuant hereto shall survive the execution and delivery of this Agreement and the Exchange Closing hereunder to the extent limited by Section 12.3.
                  13.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each party hereto and its successors.
                  13.3 Assignment. This Agreement and the rights and obligations hereunder shall not be assigned or transferred by any party hereto other than by operation of law.
                  13.4  Expenses of  Agreement.  TTGL and  d'Avennes  shall bear their respective expenses relating to this Agreement and the performance thereof. However, accounting and legal expenses incurred by d'Avennes with regard to this Agreement may be paid by the Word House Entities.
                  13.5 Governing  Law. This  agreement  shall be governed by and construed in accordance with the law of the Netherlands. Any action, proceeding or claim arising out of, or relating in any way to, this Agreement shall be settled by arbitration in accordance with the rules of the Netherlands Arbitration Institute ("Nederlands Arbitrage Instituut"). Thereby the following shall apply:
-  the arbitration panel shall consist of one arbitrator;
-  the arbitration shall be conducted in Amsterdam, the Netherlands;
- the arbitration panel shall decide in accordance with the applicable legal rules ("naar de regelen des rechts"); and the arbitration shall be conducted in the English language.
                  13.6 Entire  Agreement.  This  Agreement  contains  the entire understanding of the parties hereto with respect to the subject matter herein contained and no amendment or modification of this Agreement shall be valid unless expressed in a written instrument executed by the parties hereto or their respective successors. This Agreement supersedes all prior written or verbal agreements or understandings between d'Avennes on the one hand, and TTGL on the other hand, including, without limitation, any "letter of intent" or similar document. There are no representations, warranties, covenants or understandings, including without limitation, representations or warranties as to the business, financial condition, assets, liabilities, plans or prospects of TTGL or d'Avennes past, present or future, except as expressly set forth in this Agreement or in a document supplied by any such party.
                  13.7  Schedules.  All  Schedules  to this  Agreement  or other certificates or documents delivered pursuant to this Agreement shall be deemed to be a part of this Agreement, whether or not required to be annexed hereto. Other than Schedule 4.29 (the Disclosure Letter), each party hereto may deliver any schedule, certificate, letter, representation or other required document up to forty five (45) days following the date hereof. It shall be deemed a material breach of this Agreement if any such schedule, certificate, letter, representation or other required document is not delivered within such forty five-(45) day period.
                  13.8 Waiver.  No waiver of any  provision of, or any breach or default of this Agreement, shall be considered valid unless in writing and signed by, the party giving such waiver, and no waiver shall be deemed a waiver of any other provision or any subsequent breach or default of a similar nature.
                  13.9 Further Assurances. Each party to this Agreement will, at the request of the other, execute and deliver to such other party all further endorsements and documents as such other party shall reasonably request in order to consummate and perfect the transactions contemplated by this Agreement.
                  13.10  Counterparts.  This Agreement may be executed in two or more counterparts, and all counterparts so executed shall constitute one agreement binding on all parties hereto.
                  13.11 Headings.  Article,  section and paragraph  headings are contained in this Agreement only for purposes of convenience of reference and shall not affect the interpretation of this Agreement or modify any of its terms or provisions.

                  13.12 Notices. Any notice of other communication permitted or required to be given hereunder shall be in writing and shall be deemed to have been given upon (I) mailing by first class registered mail or certified mail, return receipt requested and postage prepaid, (ii) personal delivery, (iii) delivery by Federal Express or other overnight courier or (iv) delivery by telefax (with a copy sent by any one of the other three methods specified above), in each case addressed to the parties as set forth below:


IF TO D'AVENNES TO:                          IF TO TTGL TO:
d'Avennes B.V.                               Charles D. Cascio
Rijksstraatweg 121-B                         The Translation Group, Ltd.
1396 JJ  Baambrugge                          332 Haddon Avenue
The Netherlands                              Westmont, New Jersey 08108
                                             Fax: (609) 858-4522
                                             WITH A COPY TO;
                                             ---------------
                                             Heller, Horowitz & Feit,
                                             P.C. 292 Madison Avenue
                                             New York, New York 10017

                  Each of the foregoing shall be entitled to specify a different or additional address by giving notice as aforesaid to the other parties.
                  13.13 Escrow Provisions. The parties hereto agree that the shares of TTGL Common Stock delivered as part of the Exchange shall be placed in escrow with the Notary. Upon receipt by TTGL of the Word House Entities' Shares from the Notary, the Notary may deliver the shares of TTGL Common Stock in the names of Mr. Dreesmann and Ms. Van Marissing. Without prejudice to article 2.3, the remaining shares shall remain in escrow for two years from the date hereof. At such time, the Notary shall release 240,000 shares and retain the remaining shares (59,500) until such time as the potential fiscal problems (in connection with the termination of the fiscal unity of the Word House Entities and d'Avennes) are resolved to TTGL's satisfaction. In the event such situation is resolved within two years, all of the escrowed shares shall be released at the end of such two-year period. The parties agree to enter into the form of Escrow Agreement attached hereto as Exhibit , with such changes therefrom as shall be required by the Notary. If the Notary is unwilling or unable to act as the escrow agent the parties shall choose a mutually acceptable person or entity to act as escrow agent and if no mutually acceptable agent can be agreed upon, the parties shall request the advice of the Notary. In the event (i) of a material breach of any part of this Agreement, TTGL shall be able to retrieve that number of its shares then in escrow necessary to reflect the actual value of material breach.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be duly executed as of the day and year first written above.


                  THE TRANSLATION GROUP, LTD.



                  By:  /s/ Charles Cascio
                     -----------------------------------
                  CHARLES CASCIO, President



                  d'AVENNES B.V.


                  By:  /s/ Edouard Prisse
                     -----------------------------------
                  Edouard Prisse, Managing Director

                   /s/ Edouard Prisse
                  --------------------------------------
                  Edouard Prisse, Individually,
                  only as to articles 2.1, 4.3 and 4.15